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                                                                                               EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                      Dec. 28,
(dollars in millions)                                                                                    2001
--------------------------------------------------------------------------------                     --------

ASSETS

CASH AND CASH EQUIVALENTS.......................................................                     $ 11,070
                                                                                                     --------
CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
     OR DEPOSITED WITH CLEARING ORGANIZATIONS...................................                        4,467
                                                                                                     --------
SECURITIES FINANCING TRANSACTIONS
  Receivables under resale agreements...........................................                       69,702
  Receivables under securities borrowed transactions............................                       54,930
                                                                                                     --------
                                                                                                      124,632
                                                                                                     --------

MARKETABLE INVESTMENT SECURITIES................................................                       77,820
                                                                                                     --------
TRADING ASSETS, AT FAIR VALUE
  Contractual agreements........................................................                       31,040
  Corporate debt and preferred stock............................................                       18,134
  Equities and convertible debentures...........................................                       13,923
  Mortgages, mortgage-backed, and asset-backed..................................                       11,184
  U.S. Government and agencies..................................................                        9,445
  Municipals and money markets..................................................                        5,306
  Non-U.S. governments and agencies.............................................                        3,851
                                                                                                     --------
                                                                                                       92,883
                                                                                                     --------

SECURITIES PLEDGED AS COLLATERAL................................................                       12,084
                                                                                                     --------

SECURITIES RECEIVED AS COLLATERAL...............................................                        3,234
                                                                                                     --------
OTHER RECEIVABLES
  Customers (net of allowance for doubtful accounts of $81).....................                       39,856
  Brokers and dealers...........................................................                        6,868
  Interest and other............................................................                        8,226
                                                                                                     --------
                                                                                                       54,950
                                                                                                     --------

INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                        3,983

LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $425)..........                       19,005

OTHER INVESTMENTS...............................................................                        5,869

EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,910)..................................................                        2,873

GOODWILL (net of accumulated amortization of $924)..............................                        4,071

OTHER ASSETS....................................................................                        2,478
                                                                                                     --------
TOTAL ASSETS....................................................................                     $419,419
                                                                                                     ========

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

                                                                                                 EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                      Dec. 28,
(dollars in millions, except per share amount)                                                           2001
--------------------------------------------------------------------------------                     --------

LIABILITIES

SECURITIES FINANCING TRANSACTIONS
  Payables under repurchase agreements..........................................                     $ 74,895
  Payables under securities loaned transactions.................................                       12,291
                                                                                                     --------
                                                                                                       87,186
                                                                                                     --------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS................................                        5,141
                                                                                                     --------

DEPOSITS........................................................................                       85,819
                                                                                                     --------
TRADING LIABILITIES, AT FAIR VALUE
  Contractual agreements........................................................                       36,679
  U.S. Government and agencies..................................................                       18,674
  Equities and convertible debentures...........................................                        9,911
  Non-U.S. governments and agencies.............................................                        5,857
  Corporate debt, municipals, and preferred stock...............................                        4,796
                                                                                                     --------
                                                                                                       75,917
                                                                                                     --------

OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                          3,234
                                                                                                     --------
OTHER PAYABLES
  Customers...................................................................                         28,704
  Brokers and dealers.........................................................                         11,932
  Interest and other..........................................................                         18,474
                                                                                                     --------
                                                                                                       59,110
                                                                                                     --------

LIABILITIES OF INSURANCE SUBSIDIARIES...........................................                        3,737
                                                                                                     --------

LONG-TERM BORROWINGS............................................................                       76,572
                                                                                                     --------

TOTAL LIABILITIES...............................................................                      396,716
                                                                                                     --------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES.....................................                        2,695
                                                                                                     --------
STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued and outstanding,
     liquidation preference $10,000 per share)..................................                          425
                                                                                                     --------
COMMON STOCKHOLDERS' EQUITY
Shares exchangeable into common stock...........................................                           62
Common stock, par value $1.33 1/3 per share;
  authorized: 3,000,000,000 shares;
  issued: 962,533,498 shares....................................................                        1,283
Paid-in capital.................................................................                        4,209
Accumulated other comprehensive loss (net of tax)...............................                         (368)
Retained earnings...............................................................                       16,150
                                                                                                     --------
                                                                                                       21,336
Less: Treasury stock, at cost: 119,059,651 shares...............................                          977
            Unamortized employee stock grants...................................                          776
                                                                                                     --------
TOTAL COMMON STOCKHOLDERS' EQUITY...............................................                       19,583
                                                                                                     --------
TOTAL STOCKHOLDERS' EQUITY......................................................                       20,008
                                                                                                     --------
TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
AND STOCKHOLDERS' EQUITY........................................................                     $419,419
                                                                                                     ========
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